Exhibit 10.12(b)

FIRST AMENDMENT TO

FIRST AMENDED AND RESTATED LICENSE AGREEMENT

This First Amendment to First Amended and Restated License Agreement (the “First Amendment”) is entered into and effective as of December 10, 2008 by and between Helix BioMedix, Inc. a Delaware corporation with its principal place of business at 22118 - 20th Avenue SE, Suite 204, Bothell, WA 98021 (“Licensor”), and Grant Industries, Inc. a New Jersey corporation with its principal place of business at 103 Main Avenue, Elmwood Park, NJ 07407 (“Licensee”). Capitalized terms included in this First Amendment and not otherwise defined herein have the meanings given to them in the Agreement (as defined below).

RECITALS

A. Licensor and Licensee are parties to the First Amended and Restated License Agreement dated as of September 12, 2007 (the “Agreement”).

B. Licensor and Licensee wish to amend the Agreement as set forth herein.

AGREEMENT

1.	AMENDMENTS

1.1 Effectiveness. The amendments set forth herein shall be effective as of the date of this First Amendment and shall not have retroactive effect.

1.2 Definitions. The following definitions in Section 1 of the Agreement are hereby deleted and replaced in their entirety by the following:

1.10 “Peptide A,” “Peptide B,” “Peptide C,” “Peptide D,” “Peptide E,” “Peptide F” and “Peptide G” have the meanings given in Exhibit A.

1.3 License. Section 2.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

2.1 License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a right and license, under the Patents and the Know-How, to (i) purchase the Peptides in pure form, at Licensee’s expense, from a manufacturer approved in advance by Licensor in writing (or from Licensor, subject to availability and on terms as may be agreed between Licensee and Licensor); (ii) formulate the Peptides into Premix; provided that no Premix may contain more than one Peptide; and (iii) market, sell and distribute the Premix to manufacturers in the Market in accordance with Section 2.2, in each case in the Territory and for commercial purposes only. The licenses granted herein shall be non-exclusive with respect to Peptide A, and Licensee acknowledges and agrees that Licensor intends to grant the same or similar rights to other parties. The

Confidential treatment has been requested for portions of this Amendment. This Amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

licenses granted herein with respect to Peptide B, Peptide C, Peptide D, Peptide E and Peptide G shall be exclusive (including as against Licensor) with respect to the rights granted in Section 2.1(ii) and (iii) and with respect to Peptide F shall be exclusive (including as against Licensor) with respect to the rights granted in Section 2.1(ii) and (iii) only as to the marketing, sales and distribution of Peptide F by Licensee to ***.

1.4 Term of Insurance. Section 10.3 of the Agreement is hereby deleted and replaced in its entirety by the following:

10.3 Term of Insurance. Each Party shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during the period that any products containing, incorporating or based on any Peptide are commercially marketed, distributed or sold by Licensee or any Sublicensee and for a period of at least twelve (12) months after the stated expiration dates of any such products.

1.5 Term. Section 13.1 of the Agreement is hereby deleted and replaced in its entirety by the following:

13.1 Term. The term of the Agreement shall begin on the Effective Date and shall continue until December 31, 2011, unless terminated at an earlier date pursuant to the terms and conditions set forth below in this Section 13. This Agreement shall automatically renew for successive one (1) year terms provided the Minimum Royalty Payment requirements set forth in Exhibit C are achieved in the prior year and unless either Party provides written notice to the other Party at least sixty (60) days prior to the end of the applicable term.

1.6 Section Renumbering. Sections 18.1 through 18.10 of the Agreement shall be renumbered as Sections 17.1 through 17.10, respectively, and any and all references in the Agreement to Sections 18.1 through 18.10 are accordingly hereby amended to refer to Sections 17.1 through 17.10 as the case may be.

1.7 Non-Solicitation. A new Section 17.11 shall be added as follows:

17.11 Non-Solicitation. During the term of this Agreement and for a period of twenty-four (24) months thereafter, each party hereby agrees not to directly or indirectly induce or attempt to induce any employee, officer, director, agent, independent contractor, consultant, customer, supplier or other service provider of the other party to terminate his, her or its relationship with, or cease providing services or products to, or purchasing products from, the other party.

1.8 Exhibit A. Exhibit A of the Agreement is hereby deleted and replaced in its entirety by Exhibit A attached hereto.

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1.9 Exhibit C. Exhibit C of the Agreement is hereby deleted and replaced in its entirety by Exhibit C attached hereto.

2.	FULL FORCE AND EFFECT

The remainder of the Agreement is not amended hereby and shall remain in full force and effect. The parties hereby ratify and confirm the terms and conditions of the Agreement, as amended by this First Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives as of the date first set forth above.

HELIX BIOMEDIX, INC. (“Licensor”)		GRANT INDUSTRIES (“Licensee”)

By:	/s/ R. Stephen Beatty	By:	/s/ David Granatell
Name: R. Stephen Beatty		Name: David Granatell
Title: President		Title: Executive Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO

FIRST AMENDED AND RESTATED LICENSE AGREEMENT]

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EXHIBIT A

PATENTS, PEPTIDES, AND MINIMUM RECOMMENDED CONCENTRATIONS

Patents:

***

Peptides:

Name	P-No.	Primary Sequence
*** (“Peptide A”)	***	***

*** (“Peptide B”)	***	***

*** (“Peptide C”)	***	***

*** (“Peptide D”)	***	***

*** (“Peptide E”)	***	***

*** (“Peptide F”)	***	***

*** (“Peptide G”)	***	***

Minimum Recommended Concentrations (for final, marketable formulations after dilution of Premix):

***

Maximum percentage of Peptide in Premix product: ***.

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EXHIBIT C

ROYALTY RATES AND MINIMUMS

Royalties

Licensee shall pay to Licensor Royalties in the amount of *** of all Net Revenue, in accordance with the terms set forth in the Agreement.

Minimum Royalty Payments:

Licensor shall have the right to terminate this Agreement and/or remove a Peptide from Exhibit A (at Licensor’s option) if Licensee fails to make the following minimum royalty payments for the applicable calendar year during the term of this Agreement (provided that the minimum amounts for 2006 and 2007 shall include payments made or accrued under the Prior Agreement):

***

Should Licensor exercise its right to terminate this Agreement or remove a Peptide from Exhibit A due to Licensee’s failure to meet minimum royalty payments, Licensee may, during the one-year period following notice from Licensor to Licensee of such termination or removal, continue to sell Premix (or Premix containing such removed Peptide, as the case may be) solely to Sublicensees existing as of the date of such notice, subject to the other terms of this Agreement.

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